UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2022

Chicken Soup for the Soul Entertainment, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38125	81-2560811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 E. Putnam Avenue, Floor 2W, Cos Cob, CT	06807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 398-0443

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CSSE	The Nasdaq Stock Market LLC
9.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.0001 par value per share	CSSEP	The Nasdaq Stock Market LLC
9.50% Notes due 2025	CSSEN	The Nasdaq Stock Market LLC

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 30, 2022, Chicken Soup for the Soul Entertainment Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered four proposals: (i) the election of nine directors; (ii) the approval of an amendment to the Company’s 2017 Equity Incentive Plan; (iii) the approval of an amendment to the Company’s certificate of incorporation; and (vi) the ratification of the appointment of Rosenfield and Company, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. An aggregate of 7,160,025 shares of the Company’s Class A common stock and 7,654,506 shares of the Company’s Class B common stock, which represents a quorum of the voting power of the Class A common stock and Class B common stock, voting together as a single class, entitled to vote on the record date of May 16, 2022, were represented at the Annual Meeting in person (which includes presence at the virtual meeting) or by proxy.

The results of the matters voted upon at the Annual Meeting are set forth below:

Proposal No. 1 – Election of directors.

The election of each director nominee was approved, as follows:

Name	For	Authority Withheld	Broker Non-Votes
William J. Rouhana, Jr.	79,647,271	357,208	1,118,367
Christopher Mitchell	79,555,595	448,884	1,118,367
Amy L. Newmark	79,557,425	447,054	1,118,367
Fred M. Cohen	79,587,654	416,825	1,118,367
Cosmo DeNicola	79,647,348	357,131	1,118,367
Martin Pompadur	79,587,458	417,021	1,118,367
Christina Weiss Lurie	79,625,182	379,297	1,118,367
Diana Wilkin	79,625,228	379,251	1,118,367
Vikram Somaya	79,876,458	128,021	1,118,367

Proposal No. 2 – Amendment of the 2017 Equity Incentive Plan.

The amendment to the 2017 Equity Incentive Plan to increase the total number of shares of the Company’s Class A common stock available thereunder by an additional 2,500,000 shares, from 2,500,000 shares to 5,000,000 shares was approved, as follows:

For	Against	Abstain	Broker Non-Vote
78,444,618	977,261	582,600	1,118,367

Proposal No. 3 – Amendment of the Company’s Certificate of Incorporation.

The amendment to the Company’s certificate of incorporation to increase the total authorized shares from 100,000,000 to 200,000,000, comprised of 140,000,000 million shares of Class A common stock, 20,000,000 shares of Class B common stock and 40,000,000 shares of preferred stock, of which 10,000,000 are classified as Series A preferred stock, was approved, as follows:

For	Against	Abstain	Broker Non-Vote
78,249,442	1,752,819	2,218	1,118,367

 Proposal No. 4 – Ratification of the appointment of Rosenfield and Company, PLLC.

The ratification of the appointment of Rosenfield and Company, PLLC was approved, as follows:

For	Against	Abstain
81,000,938	115,364	6,544

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2022	CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC.

	By:	/s/ William J. Rouhana, Jr.
William J. Rouhana, Jr.
Chairman and Chief Executive Officer